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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 1997

                             FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-27082             52-1579474
 (State or Other Jurisdiction         (Commission         (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)

                         14555 AVION PARKWAY, SUITE 250
                            CHANTILLY, VIRGINIA 20151

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 633-2259

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ITEM 5.   OTHER EVENTS.

          On October 20, 1997, Fuisz Technologies Ltd. announced in a press release attached as Exhibit 99.1 to this Form 8-K that its Fuisz International Holdings Limited subsidiary has completed the acquisition of privately-held Istoria Farmaceutici, a pharmaceutical sales and distribution company based in Padova, Italy.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

             99.1        Press Release dated October 20, 1997.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FUISZ TECHNOLOGIES LTD.




Dated:  October 28, 1997              By: /s/ Patrick D. Scrivens
        ----------------                 ---------------------------
                                         Patrick D. Scrivens
                                         Executive Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT LIST

Exhibit No.     Description                                    Sequentially
                                                               Numbered Page

99.1            Press Release dated October 20, 1997